UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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Sphere 3D Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sphere 3D Corp.
125 South Market Street, Suite 1300
San Jose, California 95113

September 27, 2018

Dear Shareholder:
You are cordially invited to attend a special meeting of shareholders of Sphere 3D Corp. (the “Company”) to be held at Cityview Plaza, 100 West San Fernando Street, Suite 340, San Jose, CA 95113, on Friday, October 26, 2018 at 8:00 a.m. (Pacific Time) (the “Meeting”).
The accompanying notice of special meeting and proxy statement include the agenda for the Meeting, explain the matters that we will discuss at the Meeting and provide general information about our Company.
Your vote is very important. Regardless of whether or not you plan to attend the Meeting, please complete, sign, date and return the enclosed form of proxy (or voting instruction form) as soon as possible to ensure your representation at the Meeting. We have provided a postage-paid envelope for your convenience. If you plan to attend the Meeting and prefer to vote in person, you may still do so even if you have already returned your form of proxy.
If you are a registered shareholder (that is, if your stock is registered with us in your own name), then you may vote electronically via the Internet by following the instructions included in the proxy statement and with your form of proxy. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program that allows you to vote by telephone or via the Internet. If so, the voting instruction form that your nominee sends you will provide voting instructions.
Thank you for your ongoing support of Sphere 3D Corp.

Sincerely,
PETER TASSIOPOULOS
President

SPHERE 3D CORP.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, OCTOBER 26, 2018

The special meeting of shareholders of Sphere 3D Corp. (the “Company”) will be held at Cityview Plaza, 100 West San Fernando Street, Suite 340, San Jose, CA 95113, on Friday, October 26, 2018 at 8:00 a.m. (Pacific Time) (the “Meeting”) for the following purposes:

1.
to consider and, if deemed advisable, to pass a special resolution authorizing the filing of an amendment to the Company’s articles to effect a share consolidation at a ratio ranging from one-for-two to one-for-ten, to be determined by the Board of Directors (the “Board”), and effected, if at all, within one year from the date of the Meeting;

2.	to consider and, if deemed advisable, to pass an ordinary resolution to amend the Company’s 2015 performance incentive plan; and

3.	to transact such other business as may properly come before the Meeting or any adjournment thereof.
The share consolidation will be determined by at least 66 2/3% of the votes cast by shareholders represented in person or by proxy at the Meeting. The plan amendment will be determined by a majority of votes cast at the Meeting. The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 25% of the total number of outstanding common shares having voting rights at the Meeting.
The Board has fixed the close of business on September 17, 2018 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.
Particulars of the foregoing matters are set forth in the proxy statement and management information circular (the “Proxy Statement”) under the section identified as such. A form of proxy (or a voting information form) also accompanies this Notice of Special Meeting and the Proxy Statement. Only shareholders of record at the close of business on September 17, 2018 will be entitled to receive notice of, and to vote at, the special meeting or any adjournment thereof.
Please review the Proxy Statement carefully and in full prior to voting in relation to the matters set out above as the Proxy Statement has been prepared to help you make an informed decision on such matters.
A shareholder may attend the Meeting in person or may be represented by proxy. Shareholders who are unable to or who do not wish to attend the Meeting in person are requested to date and sign the enclosed Proxy form promptly and return it to TSX Trust Company by one of the following methods:

INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number included on the Proxy or voting instruction form
FACSIMILE	(416) 595-9593
MAIL or HAND DELIVERY	TSX TRUST COMPANY Attention: Proxy Department Suite 301 - 100 Adelaide Street West Toronto, Ontario, M5H 4H1

To be used at the Meeting, proxies must be received by TSX Trust Company not less than 48 hours (excluding Saturday, Sunday and statutory holidays in the province of Ontario) preceding the Meeting or an adjournment or postponement of the Meeting. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice. Proxies may also be deposited with the Chairman of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one Proxy form because such shareholder owns shares registered in different names or addresses, each Proxy form should be completed and returned.

DATED as of the 27th day of September 2018

BY ORDER OF THE BOARD
Peter Tassiopoulos
Vice Chairman of the Board

Sphere 3D Corp.
125 South Market Street, Suite 1300
San Jose, California 95113

PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR
As at September 27, 2018

General Information
The Board of Directors (the “Board”) of Sphere 3D Corp., (the “Company”), is providing these proxy materials to you in connection with the solicitation by and on behalf of the management of the Company of proxies for use at our special meeting of shareholders (the “Meeting”). The Meeting will be held at Cityview Plaza, 100 West San Fernando Street, Suite 340, San Jose, CA 95113, on Friday, October 26, 2018 at 8:00 a.m. (Pacific Time) or at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the attached Notice of Special Meeting of Shareholders (the “Notice of Meeting”). This proxy statement and management information circular (the “Proxy Statement”) summarizes the information that you will need to know to vote in an informed manner.
At the Meeting, the shareholders will be asked to consider and vote on the following proposals:

1.
to consider and, if deemed advisable, to pass a special resolution authorizing the filing of an amendment to the Company's articles to effect a share consolidation at a ratio ranging from one-for-two to one-for-ten, to be determined by the Board, and effected, if at all, within one year from the date of the Meeting (the “Consolidation Resolution”), the full text of which Consolidation Resolution is set out in Appendix A attached hereto;

2.
to consider and, if deemed advisable, to pass an ordinary resolution to amend the Company’s 2015 performance incentive plan (the “Plan Amendment Resolution”), the full text of which Plan Amendment Resolution is set out in Appendix B attached hereto; and

3.	to transact such other business as may properly come before the Meeting or any adjournment thereof.
The Company does not expect a vote to be taken on any other matters at the Meeting or any adjournment or postponement thereof. If any other matters are properly presented at the Meeting or any adjournment or postponement thereof for consideration, however, the holders of the proxies will have discretion to vote on these matters in accordance with their best judgment.
The Board recommends you vote “FOR” the special resolution to give the Board authority to amend our articles of amalgamation to effect a share consolidation in a specific ratio ranging from one-for-two to one-for-ten, to be determined by the Board and effected, if at all, within one year from the date of the Meeting and “FOR” the ordinary resolution to amend the Company’s 2015 performance incentive plan.
Solicitation of Proxies
Solicitations may be made by mail and supplemented by telephone, internet, or other personal contact by the officers, employees or agents of the Company without special compensation. Pursuant to National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), arrangements have been made with clearing agencies, brokerage houses and other financial intermediaries to forward proxy solicitation materials to the beneficial owners of the common shares of the Company. The cost of any such solicitation will be borne by the Company.

Voting Rights, Outstanding Shares, Record Date
We will begin mailing this Proxy Statement and the accompanying form of proxy (or voting instruction form) on or about September 27, 2018 to all shareholders of record that are entitled to vote. Each common share that you own entitles you to one vote on all the matters to be voted upon at the Meeting. If you submit a properly executed form of proxy (or voting instruction form) without indicating how you wish to vote, your proxy will be counted as a vote in favor of the proposals. Only shareholders that owned our common shares at the close of business on September 17, 2018, (the “Record Date”), are entitled to vote at the Meeting. On the Record Date, 15,457,856 common shares were outstanding.
Quorum and Required Vote
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 25% of the total number of outstanding common shares having voting rights at the Meeting. There must be a quorum for business to be conducted at the Meeting. Failure of a quorum to be present at the Meeting will necessitate an adjournment or postponement and will subject the Company to additional expense. Once a common share is represented at the Meeting, whether in person or by proxy, it will be counted for the purpose of determining a quorum at the Meeting and any adjournment of the Meeting. However, if a new record date is set for the adjourned Meeting, then a new quorum will have to be established.
The proposal to approve the Consolidation Resolution set out in Appendix A hereto requires the affirmative vote of at least 66 2/3% of the votes cast by shareholders represented in person or by proxy at the Meeting. The proposal to approve the Plan Amendment Resolution set out in Appendix B hereto requires the affirmative vote of a majority of the votes cast by shareholders represented in person or by proxy at the Meeting.
Appointment of Proxies
The persons named in the form of proxy are directors and/or officers of the Company. A shareholder has the right to appoint a person (who need not be a shareholder of the Company) to attend and represent such shareholder at the Meeting other than those persons named in the form of proxy. Such right may be exercised by striking out the printed names and inserting such other person’s name in the blank space provided in the form of proxy or by completing another proper form of proxy.
If you are a shareholder of record, you may vote in one of three ways:

•	attend the Meeting and vote in person;

•	complete, sign, date and return the enclosed form of proxy; or

•	vote via the Internet following the instructions included with your form of proxy and outlined below.
If you are a shareholder of record, then you may go to www.voteproxyonline.com to vote your shares via the Internet. The votes represented by this proxy will be generated on the computer screen and you will be prompted to submit or revise your vote as desired.
To be used at the Meeting, proxies must be received by TSX Trust Company not less than 48 hours (excluding Saturday, Sunday and statutory holidays in the province of Ontario) preceding the Meeting or an adjournment or postponement of the Meeting. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice. Proxies may also be deposited with the Chairman of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one proxy form because such shareholder owns shares registered in different names or addresses, each proxy form should be completed and returned.

Revocability of Proxies
As a shareholder, once you have submitted your proxy by mail or via the Internet, you may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy. You may revoke your proxy in any one of three ways:

•	you may grant another proxy marked with a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•	you may notify our Secretary in writing that you wish to revoke your proxy before it is voted at the Meeting of any adjournment or postponement thereof; or

•	you may vote in person at the Meeting or any adjournment or postponement thereof.
Voting of Proxies
A representative from our transfer agent, TSX Trust Company, will tabulate the votes. All common shares represented at the Meeting or any adjournment or postponement of the Meeting by properly executed proxies will be voted and where a choice, including the choice to withhold from voting, with respect to any matter to be acted upon has been specified in the form of proxy, the common shares represented by the proxy will be voted in accordance with such specifications on any ballot that may be called for. If no instruction is given, then the proxy will be voted FOR Proposal No. 1 and Proposal No. 2.
The enclosed form of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the Notice of Meeting and any other matters that may properly come before the Meeting. At the date of this Proxy Statement, the Company is not aware of any amendments thereto, or variations thereof, or other matters that may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Company.
Advice to Non-Registered Shareholders on Voting Their Shares
The information set forth in this section is of significant importance to many shareholders of the Company, as a substantial number of shareholders do not hold their common shares in their own name. Shareholders who do not hold their common shares in their own name (referred to in this Proxy Statement as “Non-Registered Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, bank, trust company or other intermediary (an “Intermediary”) then, in almost all cases, those common shares will not be registered in such shareholder’s name on the records of the Company. Such common shares will generally be registered under the name of the nominee of a clearing agency in which such Intermediary participates or, more rarely, in the name of the Intermediary. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the nominee of CDS Clearing and Depository Services Inc.). Common shares of Non-Registered Shareholders can only be voted (for or against resolutions) or withheld from voting upon the instructions of the Non-Registered Shareholder. Without specific instructions, Intermediaries and nominees are prohibited from voting common shares held by Non-Registered Shareholders. Therefore, Non-Registered Shareholders should carefully follow the instructions of their Intermediaries and indicated on the materials provided to them and ensure that instructions respecting the Meeting and the voting of their common shares are communicated to the appropriate person.
Applicable securities legislation requires Intermediaries to seek voting instructions from Non-Registered Shareholders in advance of shareholders’ meetings. Every Intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Non-Registered Shareholders in order to ensure that their common shares are voted at the Meeting. If you are a Non-Registered Shareholder, in addition to the Notice of Meeting accompanying this Proxy Statement, you also received, depending on the Intermediary through which your common shares are held, either a voting instruction form which must be completed and returned in accordance with the directions printed on the form (in some cases, the completion of the voting instruction form by telephone, facsimile or over the Internet is permitted) or a form of proxy which has already been signed or stamped with a facsimile signature of the Intermediary and which is restricted as to the number of Shares beneficially owned by you. Non- Registered Shareholders who receive voting instruction forms, forms of proxy or other voting materials from an Intermediary should complete and return such materials in accordance with the instructions accompanying the materials in order to properly vote their common shares.
Although a Non-Registered Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares not registered in its name, a Non-Registered Shareholder may attend at the Meeting as proxyholder for the registered holder of its common shares and vote such common shares in that capacity. Non-Registered Shareholders who wish to attend the Meeting and vote their common shares as proxyholder for the registered holder of their common shares should carefully follow the instructions of their Intermediaries and indicated on the materials provided to them.
Proxy-related materials in connection with the Meeting are being sent and made available to both registered and Non-Registered Shareholders. If you are a Non-Registered Shareholder, and the issuer or its agent has sent proxy-related materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from your Intermediary. By choosing to send these materials to you directly, the issuer (and not the Intermediary) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.
Adjournments or Postponements
Although it is not currently expected, the Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the Meeting of the time, date and place of the adjourned or postponed Meeting.
Voting Shares and Principal Holders Thereof
The Company is authorized to issue an unlimited number of common shares, of which, as of the Record Date, 15,457,856 common shares were issued and outstanding and entitled to vote at the Meeting on the basis of one vote for each common share held.
The holders of common shares of record at the close of business on the Record Date are entitled to vote such common shares at the Meeting on the basis of one vote for each common share held.

To the knowledge of the directors and officers of the Company, as of the Record Date, the following persons beneficially own, or exercise control or direction over, directly or indirectly, more than 10% of the issued and outstanding common shares:

Name of Shareholder	Number of Issued and Outstanding Common Shares	Percentage of Issued and Outstanding Common Shares
Cyrus Capital Partners, L.P. (1)	2,164,940	14.0%
MF Ventures, LLC (2)	1,994,569	12.9%
________________

(1)
Information was obtained from Cyrus Capital Partners, L.P. pursuant to Schedule 13D/A filed August 31, 2018. Certain funds and affiliates managed by Cyrus, directly and indirectly own these shares (the “Cyrus Group”). The Cyrus Group owns or controls, directly or indirectly, an aggregate of 2,164,940 common shares, and has the right to acquire an additional 40,000 common shares upon exercise of warrants of the Company (for a total of 2,204,940 common shares), representing approximately 14.2% of all issued and outstanding common shares as at the Record Date, calculated on a partially diluted basis assuming the exercise of the convertible securities of the Company beneficially owned by The Cyrus Group only. The Cyrus Group is comprised of Cyrus Capital Partners, L.P., a Delaware limited partnership, (“Cyrus”), Crescent 1, L.P., a Delaware limited partnership (“Crescent”), CRS Master Fund, L.P., a Cayman Islands exempted limited partnership, (“CRS”), Cyrus Opportunities Master Fund II, Ltd., a Cayman Islands exempted limited company, (“Cyrus Opportunities)”, Cyrus Select Opportunities Master Fund, Ltd., a Cayman Islands exempted limited company, (“Cyrus Select”), Cyrus Capital Partners GP, L.L.C., a Delaware limited partnership, (“Cyrus GP”), Cyrus Capital Advisors, L.L.C., a Delaware limited liability company, (“Cyrus Advisors”), and Mr. Stephen C. Freidheim. Each of Crescent, CRS, Cyrus Opportunities and Cyrus Select, or collectively the Cyrus Funds, are private investment funds engaged in the business of acquiring, holding and disposing of investments in various companies. Cyrus is the investment manager of each of the Cyrus Funds. Cyrus GP is the general partner of Cyrus. Cyrus Advisors is the general partner of Crescent and CRS. Mr. Freidheim is the managing member of Cyrus GP and Cyrus Advisors and is the Chief Investment Officer of Cyrus. Crescent, CRS, Cyrus Opportunities, Cyrus Select and Mr. Freidheim have entered into an investment management agreement with Cyrus giving Cyrus full voting and disposition power over the common shares held by the Cyrus Group.

(2)
Information was obtained from MF Ventures (“MFV”) pursuant to a Schedule 13D/A filed March 30, 2018. MFV owns or controls, directly or indirectly, an aggregate of 1,994,569 common shares, and has the right to acquire an additional 300,000 common shares upon exercise of warrants of the Company (for a total of 2,294,569 common shares), representing approximately 14.6% of all issued and outstanding common shares as at the Record Date, calculated on a partially diluted basis assuming the exercise of the convertible securities of the Company beneficially owned by MFV only.

Separate Copy of Annual Report or Proxy Materials
If you share an address with another shareholder, each shareholder may not receive a separate copy of our proxy materials. Shareholders who do not receive a separate copy of our proxy materials and who want to receive a separate copy may request to receive a separate copy of our proxy materials by writing to our Chief Financial Officer at Sphere 3D Corp., 9112 Spectrum Center Boulevard, San Diego, California 92123, or by calling 1-800-729-8725. We undertake to deliver promptly a copy of the proxy materials, upon the receipt of such request. Shareholders who share an address and receive multiple copies of our proxy materials may also request to receive a single copy by following the instructions above.

Particulars of Matters to be Acted Upon
To the knowledge of the Company’s directors, the only matters to be placed before the Meeting are the matters set forth in the accompanying Notice of Meeting relating to the amendment of the Company’s articles to effect a share consolidation and amendment of the 2015 performance incentive plan.
The share consolidation will be determined by at least 66 2/3% of the votes cast by shareholders represented in person or by proxy at the Meeting. The plan amendment will be determined by a majority of votes cast at the Meeting. The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 25% of the total number of issued Shares having voting rights at the Meeting.
Shareholder Proposals for the Next Annual Meeting
Subject to the advance notice by-law No. 2 of the Company (“By-Law No. 2”), to be considered for inclusion in the Company’s proxy materials for the next annual meeting of shareholders, your proposal must be submitted in writing by no later than October 12, 2018 at 5 p.m. (Eastern Time) to the attention of the Corporate Secretary of the Company at 9112 Spectrum Center Boulevard, San Diego, California 92123. On June 27, 2017, the shareholders of the Company adopted By-Law No. 2, which establishes the conditions and framework for nominating directors to the Board. By-Law No. 2 notably sets forth the deadline by which shareholders must submit director nominations to the Company and the information to be provided and other procedures to be followed in respect of such nomination. You are therefore advised to review the Company’s bylaws, which qualify the information set out in this paragraph in its entirety.

PROPOSAL NO. 1
Authorization to Effect a Share Consolidation and Related Amendment to Articles of Amalgamation
At the Meeting, the shareholders will be asked to approve a proposal to authorize the Board, in its discretion, to effect a share consolidation (also known as a reverse stock split) of our shares at a specific ratio, ranging from one-for-two to one-for-ten, to be determined by the Board and effected, if at all, within one year from the date of the Meeting. Accordingly, effecting a share consolidation would reduce the number of outstanding common shares. As the Company currently has an unlimited number of shares authorized for issuance, the share consolidation will not have any effect on the number of shares available for issuance. We are proposing that our Board have the discretion to select the share consolidation ratio from within a range, rather than proposing that shareholders approve a specific ratio at this time, in order to give our Board the flexibility to implement a share consolidation.
The Consolidation Resolution attached as Appendix A hereto must be approved by majority of not less than 66 2/3% of the votes cast at the meeting by the shareholders who voted in respect of the Consolidation Resolution. An amendment of our articles of amalgamation will be required to effect a share consolidation.
Should we receive the required shareholder approval for the proposal, our Board will have the sole authority to elect, at any time on or prior to the one-year anniversary of the Meeting, or October 26, 2019, and without the need for any further action on the part of our shareholders, whether to effect a share consolidation and the number of whole shares of our common shares, between and including two and ten, that will be combined into one common share.
Notwithstanding approval of the proposal by our shareholders, our Board may, at its sole option, abandon the proposed amendments and determine not to effect any share consolidation prior to the effectiveness of any filing of articles of amendment pursuant to the Business Corporations Act (Ontario) (the “OBCA”). If our Board does not implement a share consolidation on or prior to the one-year anniversary of the Meeting, or October 26, 2019, shareholder approval would again be required prior to implementing any share consolidation.
Purposes of the Proposed Share Consolidation
Continued Listing on the Nasdaq Capital Market
In May 2018, we received a letter from the NASDAQ Stock Market (“NASDAQ”) notifying us that we were not in compliance with the requirement of NASDAQ Marketplace Rule 5550(a)(2) (the “Listing Rule”) for continued listing on the Nasdaq Capital Market as a result of the closing bid price for our common shares being below $1.00 for 30 consecutive business days. This notification has had no effect on the listing of our common shares at this time. In accordance with the Listing Rule, we have 180 calendar days, or until November 26, 2018, to regain compliance with such Listing Rule.
If the Company does not comply with Marketplace Rule 5550(a)(2) by November 26, 2018, the Company may be eligible for additional time. To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. If the Company meets these requirements, the Company will be granted an additional 180 days, or until May 27, 2019 to become compliant. No assurance can be given that the Company will regain compliance during that period.
The Board believes that the proposed share consolidation is a potentially effective means for us to maintain compliance with the $1.00 minimum bid requirement and to avoid, or at least mitigate, the likely adverse consequences of our common shares being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our common shares; however, any such effect cannot be predicted with any certainty.

Potential Beneficial Effects on Trading Market for the Shares
The Board believes that a share consolidation may enhance the acceptability of our shares by the financial community and the investing public. The expected increased price level may encourage interest and trading in the shares by institutional investors and funds that may be disinclined or prohibited from purchasing lower priced stocks. Additionally, a variety of policies and practices of broker-dealers discourage individual brokers from dealing in lower priced stocks, and brokers may be more inclined to transact in our common shares if they trade at a higher per share price. In addition, the transaction costs (commissions, markups or markdowns) of lower priced stocks tend to represent a higher percentage of total share value than higher priced stocks, which can discourage ownership of lower priced stocks by both institutional and retail investors.
Certain Risks and Potential Disadvantages Associated with a Share Consolidation
We cannot however offer you assurance that all or any of the anticipated beneficial effects on the trading market for our shares will occur. The Board cannot predict with certainty what effect any specific share consolidation will have on the market price of our shares, particularly in the long term. We expect that the share consolidation will increase the market price of our common shares so that we may be able to regain and maintain compliance with the NASDAQ $1.00 minimum bid price requirement; however, any such effect of a share consolidation upon the market price of our common shares may not be predicted with any certainty. The share consolidation may not increase the per share price of our common shares in proportion to the reduction in the number of common shares outstanding or result in a permanent increase in the per share price (which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding), the market price per post-share consolidation share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the share consolidation may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Some investors may view a share consolidation negatively, which could result in a decrease in the market capitalization of the Company.
Additionally, the proposed share consolidation may decrease the liquidity of our common shares and result in higher transaction costs, and any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares. The liquidity of our common shares could be adversely affected by the reduced number of shares that would be outstanding after the share consolidation, particularly if the common share price does not increase as a result of the share consolidation. If a share consolidation is implemented, some shareholders currently holding round lots of one hundred shares may as a result own an odd lot of less than one hundred shares. The sale of an odd lot may result in incrementally higher trading costs through certain brokers. Accordingly, a share consolidation may not achieve the desired results of increasing marketability and liquidity of our common shares described above.
Board Discretion to Implement Share Consolidation
If this proposal is approved by the shareholders, then the Board will have the authority, for the one-year period following the date of the Meeting, to determine the specific ratio of a share consolidation within the range of one-for-two to one-for-ten, and to effect one share consolidation in such specific ratio. The Board believes that shareholder approval of a range of exchange ratios (rather than a fixed exchange ratio) provides the Board with the flexibility to achieve the desired results of a share consolidation at a ratio which, at the time of such share consolidation, would be in the best interests of the Company. No further action on the part of the shareholders will be required to either implement or abandon a share consolidation within the approved range of ratios.

Criteria to be Used for Determining Whether to Implement a Share Consolidation
If the trading price of our common shares increases before a share consolidation is effected, the share consolidation may not be necessary. If the Board determines to proceed with a share consolidation, it may consider in determining the specific ratio, among other factors:

•	the per share price of the shares at the time of a decision to proceed with a share consolidation;

•	the historical fluctuations or patterns in the trading price and volume of the common shares;

•	projections for our financial condition and results of operations over various time horizons;

•	then current market conditions in our industry and prevailing general market and economic conditions in the broader market; and

•	informal communications with the staff of the NASDAQ Stock Market and/or the requirements of any decision of a NASDAQ Listing Qualifications Panel.
The table below shows the potential effects of a share consolidation, assuming certain ratios, within the one-for-two to one-for-ten range, on the number of shares outstanding, and the product of the share consolidation ratio and the market price on the Record Date, without giving effect to the rounding of the fractional shares.

Share Consolidation Ratio	Approximate Number of Shares Outstanding after Share Consolidation	Product of Share Consolidation Ratio and Market Price
None	15,457,856	$0.25
1-for-2	7,728,928	$0.50
1-for-5	3,091,571	$1.25
1-for-10	1,545,786	$2.50
 To effectuate the share consolidation, we would file articles of amendment pursuant to the OBCA to amend the articles of amalgamation of the Company. The share consolidation will be effective on the date shown in the certificate of amendment issued pursuant to the OBCA.
We would publicly announce, prior to the effective date of such share consolidation, additional details regarding the share consolidation, including the specific ratio the Board has selected.
If the Board does not implement the share consolidation within one year from the Meeting, the authority granted by this proposal to implement the share consolidation will terminate. The Board reserves its right to elect not to proceed with or to abandon a share consolidation at any time prior to the effectiveness of a share consolidation.
Effect of Share Consolidation on Outstanding Common Shares
Each common share issued and outstanding immediately prior to the effective time of a share consolidation, which we refer to as the “old shares,” will be, automatically and without any action on the part of the shareholders, converted into and reconstituted into a fraction of a share, which we refer to as the “new shares,” represented by the specific ratio approved by the Board. However, no fractional shares would be issued as a result of the share consolidation. If a shareholder would otherwise be entitled to receive a fractional share upon implementation of the share consolidation, such fraction will be rounded to the nearest whole number. After a share consolidation, the then current shareholders will have no further interest in the Company with respect to their fractional share.

Our shares are currently registered under Section 12(b) of the Exchange Act. A share consolidation would not affect the registration of the shares under the Exchange Act. After the share consolidation, and provided the shares continue to be listed on the Nasdaq Capital Market, the shares would continue to be reported on such market under the symbol “ANY,” although the letter “D” will be added to the end of the trading symbol for a period of 20 trading days to indicate that the share consolidation has occurred.
Proportionate voting rights and other rights of the holders of shares would not be affected by the share consolidation. For example, a holder of 2% of the voting power of the outstanding shares immediately prior to the effective time of a share consolidation would continue to hold 2% of the voting power of the outstanding common shares after a share consolidation, subject to de minimis changes resulting from the rounding of the fractional shares.
We have not in the past declared, nor do we have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends. Therefore, we do not believe that a share consolidation would have any effect with respect to future distributions, if any, to our shareholders.
Effect of Share Consolidation on Authorized Shares
As the Company currently has an unlimited number of common shares authorized for issuance, the share consolidation will not have any effect on the number of shares available for issuance.
Existing Anti-Takeover Mechanisms
Some of our employment agreements and equity compensation plans provide for acceleration of vesting and severance benefits. The acceleration of vesting and the payment of severance benefits upon a change of control may be viewed as an anti-takeover measure, and may have the effect of discouraging a merger proposal, tender offer or other attempt to gain control of our Company.
Except as described above, there are no anti-takeover mechanisms present in our governing documents or otherwise, and we have no present plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.
Effect of Share Consolidation on Outstanding Options and Rights
All outstanding options and future or contingent rights to acquire shares will be appropriately adjusted to reflect a share consolidation. With respect to outstanding options and warrants to purchase shares, the number of shares that such holders may purchase upon exercise of such options or warrants will decrease, and the exercise prices of such options and warrants will increase, in proportion to the fraction by which the number of shares underlying such options and warrants are reduced as a result of the share consolidation. Corresponding adjustments will be made to outstanding awards of restricted stock units to reduce the number of shares subject to such awards.
Exchange of Share Certificates
Shortly after the effective date of a share consolidation, each holder of an outstanding certificate representing old shares will receive from our transfer agent, TSX Trust Company, instructions for the surrender of such certificate to the transfer agent. Such instructions will include a form of transmittal letter to be completed and returned to the transfer agent. As soon as practicable after the surrender to the transfer agent of any certificate for old common shares, together with a duly executed transmittal letter and any other documents the transfer agent may specify, the transfer agent will deliver to the person in whose name such certificate had been issued certificates registered in the name of such person representing the number of full shares of new shares into which the shares of old shares previously represented by the surrendered certificate have converted.
Each certificate representing new shares issued in connection with a share consolidation will continue to bear any legends restricting the transfer of such shares that were set forth on the surrendered certificates representing the old shares. Until surrendered, each certificate for old shares will be deemed at and after a share consolidation to represent the number of full new shares contemplated by the preceding paragraph.

There will be no service charges, brokerage commissions or transfer taxes for the exchanges of certificates in connection with a share consolidation. If any certificates are to be issued in a name other than that in which the certificates for old shares surrendered are registered, all of the requirements of the transfer agent in connection with transfer of shares, including any fees, will apply.
Accounting Consequences
The share consolidation will not affect total assets, liabilities or shareholders’ equity. However, the per share net loss of the common shares will be retroactively increased for each period because there will be fewer common shares outstanding and the stated capital attributable to common shares on our balance sheet will be reduced proportionately based on the share consolidation ratio (including a retroactive adjustment for prior periods).
Certain U.S. Federal Income Tax Consequences
The following is a discussion of certain United States federal income tax considerations relating to the proposed share consolidation that may be relevant to the shareholders. The discussion does not address all of the tax consequences of the proposed share consolidation that may be relevant to particular shareholders, such as non-United States persons, dealers in securities, or those shareholders who acquired their common shares upon the exercise of stock options, nor does it address the tax consequences to holders of options to acquire common shares. Furthermore, no foreign, state or local tax considerations are addressed herein. THE U.S. FEDERAL INCOME TAX CONSIDERATIONS APPLICABLE TO THE PROPOSED SHARE CONSOLIDATION ARE COMPLEX AND ARE SUBJECT TO CHANGE (EITHER ON A PROSPECTIVE OR RETROACTIVE BASIS), AND THIS SUMMARY DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL THE POSSIBLE TAX CONSEQUENCES OF THE PROPOSED SHARE CONSOLIDATION. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED SHARE CONSOLIDATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.
We believe that the proposed share consolidation would, if effected, be treated as a tax-free “recapitalization” for federal income tax purposes. This should result in no material federal income tax consequences to the Company or to the shareholders.
If you continue to hold shares directly immediately after the share consolidation, you should not recognize any gain or loss as a result of the share consolidation for federal income tax purposes. Your aggregate adjusted tax basis in the new shares will be equal to your aggregate adjusted tax basis in the old shares and you will have the same holding period or periods in your new shares as you had in the old shares.
Capital Gain and Loss
For individuals, net capital gain (defined generally as your total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than 12 months generally will be subject to tax at a rate not to exceed 20%. Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates. Capital gain recognized by a corporate taxpayer will continue to be subject to tax at the ordinary income tax rates applicable to corporations. There are limitations on the deductibility of capital losses.
Backup Withholding
Shareholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) to the transfer agent in connection with the share consolidation to avoid backup withholding requirements that might otherwise apply. The letter of transmittal will require each shareholder to deliver such information when the share certificates are surrendered following the effective date of the share consolidation. Failure to provide such information may result in backup withholding at a rate of 28%.
As explained above, the amounts paid to you as a result of the share consolidation may result in dividend income, capital gain income, or some combination of dividend and capital gain income to you depending on your individual circumstances. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the transaction in light of your specific circumstances.

Certain Canadian Income Tax Consequences
The following is a summary of the principal Canadian federal income tax consequences generally applicable to a shareholder who, for purposes of the Income Tax Act (Canada) (the “Tax Act”) and at all relevant times, holds shares as capital property and who is not affiliated with, and deals at arm’s length with, the Company. Generally, the shares will be considered to be capital property of a shareholder provided that they are not held in the course of carrying on a business or in connection with an adventure or concern in the nature of trade. Certain shareholders who are residents in Canada for purposes of the Tax Act and who might not otherwise be considered to hold their common shares as capital property may, in certain circumstances, be entitled to have the common shares and all other “Canadian securities,” as defined in the Tax Act, treated as capital property by making the irrevocable election permitted by subsection 39(4) of the Tax Act.
This summary is not applicable to a shareholder: (i) that is a “financial institution” for the purposes of the mark-to market rules contained in the Tax Act; (ii) that is a “specified financial institution” or “restricted financial institution” as defined in the Tax Act; (iii) an interest in which is a “tax shelter investment” as defined in the Tax Act; or (iv) that reports its Canadian tax results in a currency other than Canadian currency. Such shareholders are advised to consult their own tax advisors. This summary also does not address any tax considerations relevant to the acquisition, holding or disposition of shares, other than those Canadian federal income tax issues that are directly the consequence of the proposed share consolidation.
The summary is based on the current provisions of the Tax Act and the regulations thereunder (the “Regulations”) and the current administrative practices and assessing policies of the Canada Revenue Agency (“CRA”) published in writing and publicly available prior to the date of this Proxy Statement. This summary takes into account all specific proposals to amend the Tax Act and the Regulations publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date of this Proxy Statement and assumes that all such proposed amendments will be enacted in the form proposed. This summary does not otherwise take into account or anticipate any change in law, or administrative practices and assessing policies, whether by legislative, government or judicial decision or action.
This summary is of a general nature only and is not intended to be, and should not be construed as, legal or tax advice to any particular shareholder. This summary is not exhaustive of all Canadian federal income tax considerations and does not take into account provincial, territorial or foreign tax considerations, which may vary from the Canadian federal income tax considerations described herein. Shareholders are advised to consult their own tax advisors with regard to their particular circumstances.
Based on the Company’s understanding of the current administrative practices and assessing policies of the CRA, a shareholder will not be considered to have disposed of his, her or its shares solely as a result of the share consolidation. Consequently, the share consolidation will not result in the realization of a capital gain or capital loss by a shareholder. In general, the aggregate adjusted cost base of the shares held by a shareholder immediately after the share consolidation will be the same as the aggregate adjusted cost base of the shares held by such shareholder immediately before the share consolidation.
Dissent Rights
Under the OBCA, the shareholders of the Company will not be entitled to dissent and appraisal rights in connection with a share consolidation.
Required Vote
The affirmative vote of least 66 2/3% of the votes cast by shareholders represented in person or by proxy at the Meeting is required to approve the proposal.
The Board unanimously recommends voting FOR the Consolidation Resolution.

PROPOSAL NO. 2
Amendment of the Company’s 2015 Performance Incentive Plan
At the Meeting, shareholders will be asked to approve an amendment to the Sphere 3D Corp. 2015 Performance Incentive Plan (the “2015 Plan”) as described below. The 2015 Plan was initially approved by the shareholders on June 18, 2015. The proposed amendments to the 2015 Plan, described below, were adopted by the Board on September 12, 2018, subject to shareholder approval. The persons named in the enclosed form of proxy intend to vote FOR the amendment of the 2015 Plan.
The proposed amendments to the Plan would increase the maximum number of shares that may be issued pursuant to the 2015 Plan by an additional 3,060,000 shares, representing approximately 20.0% of the issued and outstanding shares of common stock of the Company issued and outstanding on the Record Date. As of the Record Date, a total of 646,875 shares were subject to outstanding awards granted under the 2015 Plan, and 4,299 shares were then available for new award grants under the 2015 Plan before taking the proposed share increase into account.
The Company believes that incentives and stock-based awards focus employees on the objective of creating shareholder value and promoting the success of the Company, and that incentive compensation plans like the 2015 Plan are an important attraction, retention and motivation tool for participants in the plan. The Board believes that the number of shares currently available for new award grants under the 2015 Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives and, accordingly, recommends the proposed amendment to increase the 2015 Plan’s share limit.
If shareholders do not approve the proposed amendment of the 2015 Plan, the existing share limit of the 2015 Plan will continue in effect.
Summary Description of the 2015 Performance Incentive Plan
The principal terms of the 2015 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2015 Plan, as proposed to be amended, which appears as Appendix C to this Circular.
Purpose. The purpose of the 2015 Plan is to promote the success of the Company and the interests of our shareholders by providing an additional means for us to attract, motivate, retain and reward selected employees and other eligible persons through the grant of awards. Equity-based awards are also intended to further align the interests of award recipients with that of our shareholders.
Administration. Our Board or one or more committees appointed by our Board (in the manner and on the terms authorized by the Board) administers the 2015 Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted, to the extent permitted by applicable laws (the appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).
Subject to the express provisions of the 2015 Plan and applicable laws, the Administrator has broad authority under the 2015 Plan, including, without limitation, the authority:

•	to select eligible participants and determine the type(s) of award(s) that they are to receive;

•
to grant awards and determine the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and, in the case of share-based awards, the number of shares to be offered or awarded;

•
to determine any applicable vesting and exercise conditions for awards (including any applicable performance-based vesting or exercisability conditions) and the extent to which such conditions have been satisfied, or determine that no delayed vesting or exercise is required, and to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•	subject to the other provisions of the 2015 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award;

•
to determine the method of payment of any purchase price for an award or Company common shares delivered under the 2015 Plan, as well as any tax-related items with respect to an award, which may be in the form of cash, check, or electronic funds transfer, by the delivery of already-owned Company common shares or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law;

•
to modify the terms and conditions of any award, establish sub-plans and agreements and determine different terms and conditions that the Administrator deems necessary or advisable to comply with laws in the countries where the Company or one of its subsidiaries operates or where one or more eligible participants reside or provide services;

•	to approve the form of any award agreements used under the 2015 Plan; and

•	to construe and interpret the 2015 Plan, make rules for the administration of the 2015 Plan, and make all other determinations necessary or advisable for the administration of the 2015 Plan.
No Repricing. In no case (except due to an adjustment to reflect a stock split or other event referred to under “Adjustments” below, or any repricing that may be approved by shareholders) will the Administrator (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original award.
Eligibility. Persons eligible to receive awards under the 2015 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, approximately 388 officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers), and each of the Company’s four non-employee directors, are considered eligible under the 2015 Plan.
Authorized Shares; Limits on Awards. Currently, the maximum number of the Company’s common shares that can be issued under the 2015 Plan is equal to the sum of (i) 2,066,747 shares, plus (ii) the number of any shares subject to stock options granted under our Second Amended and Restated Stock Option Plan (the “Prior Plan”) and outstanding as of June 18, 2015 (the date our shareholders approved the 2015 Plan) which expire, or for any reason are cancelled or terminated, after June 18, 2015 without being exercised (such total number of shares, the “Share Limit”). If our shareholders approve this 2015 Plan proposal, the number of shares referred to in clause (i) above will be increased by an additional 3,060,000 shares. As of the Record Date, 35,863 shares had become available for new award grants under the 2015 Plan pursuant to clause (ii) above as a result of the cancellation or termination of stock options granted under the Prior Plan after June 18, 2015 and on or before the Record Date, and 81,100 shares were then subject to options that remained outstanding under the Prior Plan. No new awards may be granted under the Prior Plan.
The 2015 Plan generally provides that the number of Shares that are then available for new award grants under the plan, as well as the number of Shares subject to then-outstanding awards under the plan and the exercise prices of such awards, will be proportionately adjusted as described below under “Adjustments” in the event of a stock split, reverse stock split or similar event affecting the Shares.

The following other limits are also contained in the 2015 Plan:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the 2015 Plan is 311,729 shares.

•	The maximum number of shares subject to those options and stock appreciation rights that are granted under the 2015 Plan during any one calendar year to any one individual is 300,000 shares.

•
The maximum number of shares subject to “Qualified Performance-Based Awards” under Section 5.2 of the 2015 Plan (as described in more detail below) granted during any one calendar year to any one participant (including Qualified Performance-Based Awards payable in shares and Qualified Performance-Based Awards payable in cash upon or following vesting of the award where the amount of such payment is determined with reference to the fair market value of a share at such time) is 300,000 shares.

Except as provided in the next sentence, shares that are subject to or underlie awards granted under the 2015 Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2015 Plan shall again be available for subsequent awards under the 2015 Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award granted under the 2015 Plan, as well as any shares exchanged by a participant or withheld by the Company or one of its subsidiaries to satisfy the tax withholding obligations related to any award granted under the 2015 Plan, shall be available for subsequent awards under the 2015 Plan. To the extent that an award granted under the 2015 Plan is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under the 2015 Plan. In the event that shares are delivered in respect of a dividend equivalent right granted under the 2015 Plan, the number of shares actually delivered with respect to the award shall be counted against the share limits of the 2015 Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of shares actually delivered with respect to the award shall be counted against the share limits of the 2015 Plan. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 15,000 shares shall be charged against the Share Limit with respect to such exercise.) In addition, the 2015 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another Company will not count against the shares available for issuance under the 2015 Plan. The Company may not increase the applicable share limits of the 2015 Plan by repurchasing Company common shares on the market (by using cash received through the exercise of stock options or otherwise).
Types of Awards. The 2015 Plan authorizes stock options, stock appreciation rights, and other forms of awards granted or denominated in the Company’s common shares or units of the Company’s common shares, as well as cash bonus awards. The 2015 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be structured to be paid or settled in cash.
A stock option is the right to purchase Company common shares at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a Company common share on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2015 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2015 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.
A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a Company common share on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally may not be less than the fair market value of a Company common share on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant. Options and stock appreciation rights may be fully vested at grant or may be subject to time- and/or performance-based vesting requirements.

The other types of awards that may be granted under the 2015 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units or phantom stock (which are contractual rights to receive shares of stock, or cash based on the fair market value of a share of stock), dividend equivalents which represent the right to receive a payment based on the dividends paid on a share of stock over a stated period of time, or similar rights to purchase or acquire shares, and cash awards.
Any awards under the 2015 Plan may be fully-vested at grant or may be subject to time- and/or performance-based vesting requirements.
Qualified Performance-Based Awards. Under Section 162(m) of the U.S. Internal Revenue Code (“Section 162(m)”) a public corporation generally cannot take a tax deduction in any tax year for compensation it pays to its Chief Executive Officer and certain other executive officers in excess of $1.0 million. Compensation that qualifies as “performance-based” under Section 162(m), however, is excluded from the $1.0 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the corporation’s shareholders.
The Administrator may grant awards under the 2015 Plan that are intended to be performance-based awards within the meaning of Section 162(m). Stock options and stock appreciation rights may qualify as performance-based awards within the meaning of Section 162(m). In addition, other types of awards authorized under the 2015 Plan (such as restricted stock, performance stock, stock units, and cash bonus opportunities) may be granted with performance-based vesting requirements and intended to qualify as performance-based awards within the meaning of Section 162(m) (“Qualified Performance-Based Awards”). While the Administrator may grant awards under the 2015 Plan that qualify (or are intended to qualify) as performance-based awards within the meaning of Section 162(m), nothing requires that any award qualify as “performance-based” within the meaning of Section 162(m) or otherwise be deductible for tax purposes.
The vesting or payment of Qualified Performance-Based Awards will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. To qualify an award as performance-based under Section 162(m), the Administrator must consist solely of two or more outside directors (as this requirement is applied under Section 162(m)), the Administrator must establish criteria and targets in advance of applicable deadlines under Section 162(m) and while the attainment of the performance targets remains substantially uncertain, and the Administrator must certify that any applicable performance goals and other material terms of the grant were satisfied. The performance criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total shareholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. The terms of the Qualified Performance-Based Awards may specify the manner, if any, in which performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other items specified by the Administrator at the time of establishing the goals.
Qualified Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Qualified Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.
Dividend Equivalents; Deferrals. Subject to applicable laws, the Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that awards under the 2015 Plan (other than options or stock appreciation rights), and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding Company common shares, provided that as to any dividend equivalent rights granted in connection with an award granted under the 2015 Plan that is subject to performance-based vesting requirements, no dividend equivalent payment will be made unless the related performance-based vesting conditions of the award are satisfied (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related performance-based vesting conditions are not satisfied).

Assumption and Termination of Awards. If an event occurs in which the Company does not survive (or does not survive as a public corporation in respect of its common shares), including, without limitation, a dissolution, merger, combination, consolidation, conversion, exchange of securities, or other reorganization, or a sale of all or substantially all of the business, stock or assets of the Company, awards then-outstanding under the 2015 Plan will not automatically become fully vested pursuant to the provisions of the 2015 Plan so long as such awards are assumed, substituted for or otherwise continued. However, if awards then-outstanding under the 2015 Plan are to be terminated in such circumstances (without being assumed or substituted for), such awards would generally become fully vested, subject to any exceptions that the Administrator may provide for in an applicable award agreement. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2015 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event or in connection with a termination of the award holder’s employment.
Transfer Restrictions. Subject to certain exceptions contained in Section 5.7 of the 2015 Plan, awards under the 2015 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting securities are held by the award recipient or by the recipient’s family members).
Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2015 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, amalgamations, combinations, conversions, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders (except as noted above under “Authorized Shares; Limits on Awards”).
No Limit on Other Authority. The 2015 Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common shares, under any other plan or authority.
Termination of or Changes to the 2015 Plan. The Board may amend or terminate the 2015 Plan at any time and in any manner. Shareholder approval for an amendment will be required only to the extent then required by applicable law or deemed necessary or advisable by the Board. Unless terminated earlier by the Board and subject to any extension that may be approved by shareholders, the authority to grant new awards under the 2015 Plan will terminate on May 14, 2025. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.
U.S. Federal Income Tax Consequences of Awards under the 2015 Plan
The U.S. federal income tax consequences of the 2015 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2015 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences (including the treatment of awards under Canadian tax laws).
With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2015 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.
If an award is accelerated under the 2015 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) may not be permitted to be deducted by the Company in certain circumstances.
Specific Benefits under the 2015 Performance Incentive Plan
The Company has not approved any awards that are conditioned upon shareholder approval of the proposed amendment of the 2015 Plan. The Company is not currently considering any other specific award grants under the 2015 Plan.
The closing market price for a Company common share as of the Record Date was $0.25 per share.
Equity Compensation Plan Information
The Company currently maintains the Prior Plan, the 2015 Plan, and a 2015 Employee Stock Purchase Plan, which have been approved by the Company’s shareholders. No new awards may be granted under the Prior Plan.
The following table sets forth the number of the Company’s common shares subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants under the Prior Plan, the 2015 Plan, and the Employee Stock Purchase Plan as of December 31, 2017.

Plan Category	(a) Number of Common Shares to be Issued Upon Exercise of Outstanding Options and Rights	(b) Weighted-average Exercise Price of Outstanding Options and Rights(1)	(c) Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a))
Equity compensation plans approved by our shareholders(2)	1,133,276	$31.40	1,071,428
Equity compensation plans not approved by our shareholders(3)	58,856	—	—
Total	1,192,132		1,071,428
_________________

(1)	The weighted-average exercise prices do not reflect shares subject to outstanding awards of restricted stock units.

(2)
Of the aggregate number of Shares that are to be issued upon exercise of outstanding options and rights as reported in column (a), 1,046,576 were subject to outstanding awards under the 2015 Plan and 86,700 were subject to outstanding awards under the 2012 Plan as of December 31, 2017. This table does not include the equity awards we assumed in connection with our acquisition of Overland in December 2014. As of December 31, 2017, an additional 1,246 of our common shares were subject to outstanding stock options we assumed in the acquisition (at a weighted average exercise price of $267.70 per share). Of the aggregate number of shares that remained available for future issuance reported in column (c), 771,428 were available under the 2015 Plan and 300,000 were available under the ESPP. The 2015 Plan permits the granting of the following types of incentive awards: stock options, stock appreciation rights, restricted shares, and stock units.

(3)
These figures represent stock units (the “Inducement Stock Units”) granted to certain employees as an inducement to their commencing employment with us as provided under the Nasdaq listing rules. The Inducement Stock Units are generally subject to the same terms as stock units granted under the 2015 Plan. The Inducement Stock Units vest over three years and are subject to earlier termination in the case of termination of the employee’s employment or a change in control of the Company.

Aggregate Past Grants Under the 2015 Plan
The following table shows information, for the persons and groups identified below, regarding the distribution of awards with respect to common shares of the Company subject to awards granted under the 2015 Plan as of the Record Date.

Name	Shares Subject to Past Stock Option Grants	Shares Subject to Past Stock and Stock Unit Awards

Named Executive Officers:
Eric L. Kelly(1)	5,600	357,900
Peter Tassiopoulos(2)	5,600	62,400
Kurt L. Kalbfleisch	4,000	192,800
Jenny C. Yeh	—	168,669
Total for All Current Executive Officers	15,200	781,769
Total for All Current Non-Employee Directors	—	90,593
Total for All Other Individuals Who Have Received Awards (excluding Current Executive Officers and Current Directors)	103,480	1,321,025
Total for All Award Recipients	118,680	2,193,387
_________________

(1)	Subsequent to Board approval, Mr. Kelly irrevocably declined a restricted stock unit for 48,000 shares granted in July 2017.

(2)
Subsequent to Board approval, Mr. Tassiopoulos irrevocably declined a restricted stock unit for 22,400 shares and an option to purchase 5,600 shares granted in August 2015 and a restricted stock unit for 40,000 shares granted in July 2017.

Vote Required
The affirmative vote of a majority of votes cast by shareholders represented in person or by proxy at the Meeting is required to approve the proposal.
All members of the Board and all of the Company’s executive officers are eligible for awards under the 2015 Plan and thus have a personal interest in the approval of the proposed amendment to the 2015 Plan.
The Board unanimously recommends voting FOR the Plan Amendment Resolution.

Executive Compensation
Summary Compensation Table
The following table summarizes the compensation earned during the fiscal years ended December 31, 2017 and 2016 by our principal executive officer, our principal financial officer, and our other most highly compensated executive officers (referred to as our “named executive officers”).

Name and Principal Position	Year	Salary ($)	Share- based Awards ($)		Non-equity Incentive Plan Compensation(1) ($)	All Other Compensation(2) ($)	Total Compensation ($)

Eric L. Kelly	2017	400,000	889,900	(3)	100,000	61,718	1,451,618
Chief Executive Officer	2016	400,000	—		150,000	17,674	567,674
Peter Tassiopoulos(4)	2017	237,548	157,000	(5)	59,387	4,643	458,578
President	2016	214,480	—		91,752	3,417	309,649
Kurt L. Kalbfleisch	2017	300,000	478,912	(6)	45,000	36,984	860,896
Senior Vice President and Chief Financial Officer	2016	300,000	—		67,500	23,593	391,093
Jenny C. Yeh	2017	300,000	439,552	(7)	15,000	15,995	770,547
Senior Vice President and General Counsel	2016	300,000	173,100	(8)	22,500	6,308	501,908
_______________

(1)
The amounts shown in the “Non-equity Incentive Plan Compensation” column represent bonuses awarded to the named executive officer for the applicable year under our bonus program in effect for that year.

(2)
The amounts shown in the “All Other Compensation” column reflect amounts we paid on the named executive officers’ behalf for health insurance and life insurance premiums and certain out-of-pocket medical expenses.

(3)
This amount is comprised of two awards: i) a restricted stock unit for 48,000 shares granted on July 10, 2017 and was valued at $3.93 per share on the grant date (the closing market price for a share of our common stock on that date); and ii) a restricted stock unit for 287,500 shares granted on December 18, 2017 and was valued at $2.44 per share on the grant date (the closing market price for a share of our common stock on that date). Mr. Kelly irrevocably declined his restricted stock unit granted on July 10, 2017 subsequent to Board approval.

(4)
The dollar amounts reported for Mr. Tassiopoulos in the above table are presented after conversion from Canadian dollars to U.S. dollars. For 2017 and 2016, the average U.S. dollar to Canadian dollar conversion rate in effect was 1.305 and 1.3275, respectively.

(5)
This award is a restricted stock unit which was granted on July 10, 2017 and was valued at $3.93 per share on the grant date (the closing market price for a share of our common stock on that date). Mr. Tassiopoulos irrevocably declined this award subsequent to Board approval.

(6)
This amount is comprised of two awards: i) a restricted stock unit for 32,000 shares granted on July 10, 2017 and was valued at $3.93 per share on the grant date (the closing market price for a share of our common stock on that date); and ii) a restricted stock unit for 144,800 shares granted on December 18, 2017 and was valued at $2.44 per share on the grant date (the closing market price for a share of our common stock on that date).

(7)
This amount is comprised of two awards: i) a restricted stock unit for 32,000 shares granted on July 10, 2017 and was valued at $3.93 per share on the grant date (the closing market price for a share of our common stock on that date); and ii) a restricted stock unit for 128,669 shares granted on December 18, 2017 and was valued at $2.44 per share on the grant date (the closing market price for a share of our common stock on that date).

(8)	This award is a restricted stock unit which was granted on August 9, 2016 and was valued at $21.75 per share on the grant date (the closing market price for a share of our common stock on that date).
Outstanding Equity Awards at 2017 Fiscal Year-End
The following table provides information about the current holdings of stock and option awards by our named executive officers at December 31, 2017.

Name		Option-based Awards				Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price(1) ($)	Option Expiration Date	Number of Units of Stock Not Vested (#)		Market Value of Units of Stock Not Vested(2) ($)
		Exercisable	Unexercisable
Eric L. Kelly	7/9/2013	34,000	—	12.45	7/8/2023	—		—
	9/16/2013	1,000	—	51.34	9/15/2023	—		—
	8/26/2015	5,600	—	67.75	8/26/2021	—		—
	8/26/2015	—	—	—	—	2,240	(3)	5,510
	12/18/2017	—	—	—	—	287,500	(4)	707,250
Peter Tassiopoulos	3/4/2013	4,000	—	16.28	3/3/2018	—		—
	9/16/2013	4,000	—	51.34	9/15/2023	—		—
Kurt L. Kalbfleisch	8/26/2015	4,000	—	67.75	8/26/2021	—		—
	8/26/2015	—	—	—	—	1,600	(3)	3,936
	7/10/2017	—	—	—	—	32,000	(5)	78,720
	12/18/2017	—	—	—	—	144,800	(4)	356,208
Jenny C. Yeh	11/10/2015	—	—	—	—	2,666	(6)	6,558
	8/9/2016	—	—	—	—	5,332	(7)	13,117
	7/10/2017	—	—	—	—	32,000	(5)	78,720
	12/18/2017	—	—	—	—	128,669	(4)	316,526
_______________

(1)
The exercise prices reported for the options expiring in 2023 for Mr. Kelly, and for each of the options expiring in 2018 and 2023 for Mr. Tassiopoulos, in the table above are presented after conversion from Canadian dollars to U.S. dollars based on an exchange rate of 1.305 Canadian dollars to one U.S. dollar, which is the average conversion rate in effect for 2017.

(2)	Computed by multiplying the number of unvested shares by $2.46, the closing market price of our common shares on December 29, 2017 (the last trading day of December).

(3)	This stock award vested on February 1, 2018.

(4)	This stock award is scheduled to vest in bi-annual installments beginning on June 18, 2018 and ending on December 18, 2020.

(5)	This stock award vested 60% on January 10, 2018 and the remaining shares vest monthly through July 10, 2018.

(6)	This stock award is scheduled to vest in bi-annual installments beginning on April 5, 2018 and ending on October 5, 2018.

(7)	This stock award is scheduled to vest in bi-annual installments beginning on February 9, 2018 and ending on August 9, 2019.

Executive Officer Compensation
Our executive compensation programs are determined by the Compensation Committee, within the scope of the authority delegated to it by our Board of Directors and subject to applicable law. The goals of our program are to attract and retain highly qualified and experienced executives and to provide compensation opportunities that are linked to corporate and individual performance. Decisions by the Compensation Committee on our executive compensation programs are subjective and the result of its business judgment, which is informed by the experiences of its members. The named executive officers do not have any role in determining their own compensation, although the Compensation Committee does consider the recommendations of the Chief Executive Officer in setting compensation levels for the named executive officers other than himself. The primary components of our executive compensation program are base salary, performance bonuses and long-term equity incentive awards. As described in more detail below, the Board approved certain changes to our executive compensation program in December 2017, including certain severance arrangements and those described under “Stay Bonus Agreements” and “Sale Bonus Plan”.
Base Salaries. Base salaries are primarily intended to attract and retain highly qualified executives by providing them with fixed, predictable levels of compensation. The named executive officers’ salary levels are specified in their employment agreements (other than for Mr. Tassiopoulos who is not a party to an employment agreement with the Company) and are subject to periodic review and adjustment by the Compensation Committee.
Performance Bonuses. In March 2017, the Compensation Committee approved a bonus plan for fiscal 2017. The bonus plan was divided into two bonus periods, with the first period consisting of the first two quarters of 2017 and the second period consisting of the last two quarters of fiscal 2017. The bonus amounts were determined based on our revenue and operating expenses for each bonus period against performance targets established by the Compensation Committee for that period. The Compensation Committee also approved the following target bonuses for the named executive officers participating in the plan (in each case expressed as a percentage of the executive’s annual base salary: Mr. Kelly - 100%; Mr. Tassiopoulos - 100%; Mr. Kalbfleisch - 60%; and Ms. Yeh - 20%. The named executive officers’ bonuses for fiscal 2017 are reported in the table above.
Long-Term Equity Incentive Awards. Long-term equity incentives are intended to align the named executive officers’ interests with those of our shareholders as the ultimate value of these awards depends on the value of the Company’s shares. The Company has historically granted equity awards in the form of stock options with an exercise price that is equal to the per-share closing price of our common shares on the grant date. In recent years, restricted stock units have also been granted as provided for under the Company’s 2015 Plan. The Compensation Committee believes that stock options are an effective vehicle for aligning the interests of our executives with those of our shareholders as the executive will only realize value on their options if the share price increases during the period between the grant date and the date the stock option is exercised. The stock options and restricted stock units function as a retention incentive for the named executive officers as they typically vest over a multi-year period following the date of grant. Restricted stock units, which are payable in our common shares, also link the interests of the award recipient with those of our shareholders as the potential value of the award is directly linked to the value of our common shares. Restricted stock units were included as part of the equity award mix granted in fiscal 2017 because they serve as a heightened retention incentive (as the awards generally have some value regardless of our stock price performance) and to help manage the potential dilutive impact of our equity awards (as one restricted stock unit generally has a greater grant date fair value than one stock option, so fewer restricted stock units generally have to be granted than if an award of equivalent grant date fair value was granted in the form of stock options). The named executive officers’ equity awards are subject to accelerated vesting in certain circumstances under their agreements with the Company described below.
Stay Bonus Agreements. In December 2017, the Board approved stay bonus agreements for each of our named executive officers and certain other key employees. Under these agreements, one-half of the executive’s stay bonus will be payable if the executive remains employed with us through a change in control of the Company, and the other one-half of the stay bonus will be payable if the executive remains employed with us for three months after the change in control. If the executive’s employment is terminated by the Company without cause or by the executive for good reason (as such terms are defined in the agreement), any portion of the stay bonus that has not previously been paid will be payable on the executive’s termination (regardless of whether a change in control has occurred). The aggregate stay bonus opportunity for each of the executive officers is as follows: Mr. Kelly - $800,000; Mr. Kalbfleisch - $268,000; Mr. Tassiopoulos - $330,000; and Ms. Yeh - $268,000. In each case, payment of the stay bonus is contingent upon the executive providing the Company with a release of claims.

Sale Bonus Plan. To provide an additional incentive for our named executive officers and certain other key employees to achieve a sale of the Company, we adopted a sale bonus plan in 2017 that provides for participants to receive a specified percentage of the net consideration from one or more qualifying transactions. For purposes of the plan, a “qualifying transaction” is generally a sale of a majority of the Company’s stock or a sale of any of its assets, and the “net consideration” is generally (1) the total proceeds to be paid to the Company or its stockholders in the qualifying transaction, less (2) the Company’s net debt at the time of the transaction, less (3) amounts payable by the Company under the stay bonus agreements described above and the Company’s other expenses incurred in the transaction. Upon a qualifying transaction, a bonus pool equal to 20% of the net consideration in the transaction is established, with each participant being entitled to receive his or her specified percentage of the bonus pool (subject to the terms and conditions of the plan). The specified percentage of the bonus pool that is currently allocated to each of the executive officers is as follows: Mr. Kelly - 30%; Mr. Kalbfleisch - 20%; Mr. Tassiopoulos - 20%; and Ms. Yeh - 15%. A participant must be employed with the Company at the time of the qualifying transaction (or have been terminated by the Company without cause or resigned for good reason within the period of 120 days prior to the qualifying transaction) to be eligible for a bonus with respect to the qualifying transaction. If a participant resigns (other than for good reason) or otherwise forfeits his or her interest under the bonus plan, the forfeited interest may be regranted by the Board as one or more new awards under the plan or, to the extent not re-granted before the time of a qualifying transaction, would be reallocated to the other participants on a pro-rata basis. Bonuses under the plan would generally be paid in connection with the closing of the qualifying transaction, but may be subject to any deferred payment arrangement (such as an escrow or earn-out provision) that applies to the consideration paid in the transaction to the Company or its stockholders.
Employment, Severance and Change in Control Agreements
Eric L. Kelly. In connection with our acquisition of Overland, we assumed the employment agreement then in effect between Overland and Mr. Kelly, who had been serving as Overland’s President and Chief Executive Officer and was appointed our Chairman and Chief Executive Officer, effective December 1, 2014. The agreement provides for Mr. Kelly to earn a base salary of $400,000 and to be eligible to receive an annual bonus based upon the achievement of financial and management objectives reasonably established by our Board of Directors or an authorized committee of our Board of Directors. His annual bonus target is 100% of the greater of $400,000 or his base salary as of the end of the applicable fiscal quarter or year in which the bonus is earned, and he has the opportunity to earn an annual bonus of up to 150% of the target bonus. To the extent that any travel, lodging or auto-expense reimbursements we make to Mr. Kelly are taxable to him, we will provide him with a tax restoration payment so that he will be put in the same after-tax position as if such reimbursements had not been subject to tax. Mr. Kelly’s employment agreement automatically renews each year for an additional one-year term. We may unilaterally modify Mr. Kelly’s cash compensation at any time, subject to Mr. Kelly’s right to terminate his employment for good reason as described below.
Mr. Kelly’s employment agreement also provides that if we terminate his employment without cause or if he resigns from employment for good reason (other than in the circumstances contemplated by his retention agreement described below), we will be obligated to pay him an aggregate severance payment equal to the sum of (i) 150% of the greater of his base salary then in effect or his original base salary, (ii) a portion of his target bonus prorated based on the number of days he was employed during the period on which the target bonus is based (such pro-rated target bonus to also be paid if his termination were due to his death or disability), (iii) an amount equal to the estimated premiums he would be required to pay to continue health insurance coverage under our insurance plans for himself and his eligible dependents under COBRA for 18 months following the date of his termination, and (iv) the estimated amount necessary for him to continue life, accident, medical and dental insurance benefits for himself and his eligible dependents in amounts substantially similar to those which he received immediately prior to the date of his termination for a period of 18 months following his termination (reduced by the amount of any payment for COBRA premiums as described in clause (iii) above). For these purposes, the terms “cause” and “good reason” are defined in the agreement, and a termination of employment by us without cause includes a termination by us at the end of the term then in effect. The severance payment will be made in equal monthly installments over 18 months in accordance with our regular payroll practices. In addition, Mr. Kelly will be entitled to accelerated vesting for any unvested portion of his then outstanding stock options and any other equity-based awards that would otherwise have vested during the 12-month period following his termination. In the case of vested stock options, he will be permitted to exercise such options in whole or in part at any time within one year of the date of his termination, subject to earlier termination upon the expiration of the maximum term of the applicable options under the applicable plan or upon a change in control. The severance benefits described above are contingent upon Mr. Kelly providing us with a general release of all claims.

In addition, in connection with our acquisition of Overland, we also assumed the retention agreement then in effect between Overland and Mr. Kelly. In December 2017, the Board approved an amended and restated version of this agreement with Mr. Kelly. The amended retention agreement provides that if Mr. Kelly’s employment continues through a change in control of the Company (or if his employment is terminated by the Company without cause or he resigns for good reason (as such terms are defined in the agreement) within sixty days prior to the change in control), he will be entitled to a lump sum payment equal to 150% of the sum of his base salary at the time of the consummation of the change of control or his termination date (whichever is higher) and his annual target bonus. Mr. Kelly will also be entitled to accelerated vesting of his then-outstanding and unvested stock options and other equity-based awards granted by the Company, and he will be permitted to exercise vested stock options for one year of the date of his termination, subject to earlier termination upon the expiration of the maximum term of the option or upon a change of control. In addition, if his employment is terminated by the Company without cause or he resigns for good reason within the sixty-day period before a change in control or any time after the change in control, Mr. Kelly will be entitled to a lump sum payment of (i) an amount equal to the estimated premiums he would be required to pay to continue health insurance coverage under our insurance plans for himself and his eligible dependents under COBRA for 18 months following the date of his termination, and (ii) the estimated amount necessary for him to continue life, accident, medical and dental insurance benefits for himself and his eligible dependents in amounts substantially similar to those which he received immediately prior to the date of his termination for a period of 18 months following his termination (reduced by the amount of any payment for COBRA premiums as described in clause (i) above). If any portion of any payment under Mr. Kelly’s retention agreement would constitute an “excess parachute payment” within the meaning of Section 280G of the U.S. Internal Revenue Code, then that payment will be reduced to an amount that is one dollar less than the threshold for triggering the tax imposed by Section 4999 of the U.S. Internal Revenue Code if such reduction would result in a greater benefit for Mr. Kelly on an after-tax basis. The benefits provided under Mr. Kelly’s retention agreement are contingent upon him providing us a general release of claims. In no event will Mr. Kelly be entitled to both the benefits provided under his retention agreement and the severance benefits provided under his employment agreement.
Kurt L. Kalbfleisch. In connection with our acquisition of Overland, we assumed the employment agreement then in effect between Overland and Mr. Kalbfleisch, who had been serving as Overland’s Senior Vice President and Chief Financial Officer and was appointed our Senior Vice President and Chief Financial Officer, effective December 1, 2014. In December 2017, the Board approved an amended and restated version of this agreement with Mr. Kalbfleisch. The restated agreement provides for Mr. Kalbfleisch to earn a base salary of $300,000. Mr. Kalbfleisch’s employment agreement automatically renews each year for an additional one-year term. We may unilaterally modify Mr. Kalbfleisch’s cash compensation at any time, subject to Mr. Kalbfleisch’s right to terminate his employment for good reason. If we terminate Mr. Kalbfleisch’s employment without cause or he resigns his employment for good reason (as such terms are defined in the agreement), in either case more than sixty days before a change in control of the Company, he will be entitled to an aggregate severance payment equal to the sum of (i) the greater of his annual base salary then in effect or his original base salary of $300,000, (ii) a portion of any target bonus prorated based on the number of days he was employed during the period on which the target bonus is based (such pro-rated target bonus to also be paid if his termination were due to his death or disability), (iii) an amount equal to the estimated premiums he would be required to pay to continue health insurance coverage under our insurance plans for himself and his eligible dependents under COBRA for 12 months following the date of his termination, and (iv) the estimated amount necessary for him to continue life, accident, medical and dental insurance benefits for himself and his eligible dependents in amounts substantially similar to those which he received immediately prior to the date of his termination for a period of 12 months following his termination (reduced by the amount of any payment for COBRA premiums as described in clause (iii) above). The severance payment will be made in equal monthly installments over the 12 months following termination of employment. In addition, Mr. Kalbfleisch will be entitled to accelerated vesting of any unvested portion of his then outstanding stock options and other equity-based awards that would otherwise have vested during the 12-month period following his termination. In the case of vested stock options, he will be permitted to exercise such options in whole or in part at any time within one year of the date of his termination, subject to earlier termination upon the expiration of the maximum term of the applicable options under the applicable plan or upon a change in control.

Mr. Kalbfleisch’s restated employment agreement also provides that if his employment continues through a change in control of the Company (or if his employment is terminated by the Company without cause or he resigns for good reason (as such terms are defined in the agreement) within sixty days prior to the change in control), he will be entitled to a lump sum payment equal to 150% of his base salary then in effect. Mr. Kalbfleisch will also be entitled to accelerated vesting of his then-outstanding and unvested stock options and other equity-based awards granted by the Company, and he will be permitted to exercise vested stock options for one year of the date of his termination, subject to earlier termination upon the expiration of the maximum term of the option or upon a change of control. In addition, if his employment is terminated by the Company without cause or he resigns for good reason within the sixty-day period before a change in control or any time after the change in control, Mr. Kalbfleisch will be entitled to a lump sum payment of (i) an amount equal to the estimated premiums he would be required to pay to continue health insurance coverage under our insurance plans for himself and his eligible dependents under COBRA for 12 months following the date of his termination, and (ii) the estimated amount necessary for him to continue life, accident, medical and dental insurance benefits for himself and his eligible dependents in amounts substantially similar to those which he received immediately prior to the date of his termination for a period of 12 months following his termination (reduced by the amount of any payment for COBRA premiums as described in clause (i) above). If any payment under Mr. Kalbfleisch’s employment agreement would constitute an “excess parachute payment” within the meaning of Section 280G of the U.S. Internal Revenue Code, then that payment will be reduced to an amount that is one dollar less than the threshold for triggering the tax imposed by Section 4999 of the U.S. Internal Revenue Code if such reduction would result in a greater benefit for Mr. Kalbfleisch on an after-tax basis. In each case, the severance and change in control benefits provided under Mr. Kalbfleisch’s employment agreement are contingent upon him providing us with a general release of all claims.
Peter Tassiopoulos. In December 2017, the Board approved certain compensation arrangements for Mr. Tassiopoulos. Pursuant to these arrangements, if Mr. Tassiopoulos’ employment continues through a change in control of the Company (or if his employment is terminated by the Company without cause or he resigns for good reason (as such terms are defined in the agreement) prior to the change in control), he will be entitled to receive a lump sum payment of $360,000, and his outstanding and unvested equity-based awards granted by the Company will fully accelerate. In addition, if at any time his employment is terminated by the Company without cause or he resigns for good reason, he will be entitled to receive an amount equal to the estimated premiums he would be required to pay to continue health insurance coverage under our insurance plans for himself and his eligible dependents under COBRA for 12 months following the date of his termination. The benefits described above are contingent upon Mr. Tassiopoulos providing us with a general release of all claims and the entry into a settlement and release agreement by Mr. Tassiopoulos with respect to his prior bonus and severance arrangements with the Company.
Jenny C. Yeh. In December 2017, the Board approved a retention agreement with Ms. Yeh that amended and restated her prior severance agreement with the Company. Under her retention agreement, if Ms. Yeh’s employment continues through a change in control of the Company (or if her employment is terminated by the Company without cause or she resigns for good reason (as such terms are defined in the agreement) prior to the change in control), she will be entitled to receive a lump sum payment in an amount equal to 12 months of her base salary, and her outstanding and unvested equity-based awards granted by the Company will fully accelerate. In addition, if at any time her employment is terminated by the Company without cause or she resigns for good reason, she will be entitled to receive an amount equal to the estimated premiums she would be required to pay to continue health insurance coverage under our insurance plans for herself and her eligible dependents under COBRA for 12 months following the date of her termination. The benefits described above are contingent upon Ms. Yeh providing us with a general release of all claims.

Compensation of Directors
The following table provides compensation information for the members of our Board of Directors during 2017 who were not employed by us or any of our subsidiaries (“non-employee directors”). Eric Kelly and Peter Tassiopoulos are each named executive officers who also served on the Board of Directors during 2017. The 2017 compensation information for each of these individuals is presented in the Summary Compensation Table above and they were not entitled to any additional compensation for their service on the Board during fiscal 2017.

Name	Fees Earned ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Peter Ashkin(2)	19,670	—	—	19,670
Cheemin Bo-Linn(3)	83,044	77,200	—	160,244
Glenn Bowman(4)	12,000	—	—	12,000
Vivekanand Mahadevan	97,742	—	—	97,742
Duncan McEwan(5)	73,456	40,631	—	114,087
_______________

(1)
At the end of fiscal 2017, the number of shares subject to outstanding restricted stock units for the non-employee directors were as follows: Dr. Bo-Linn - 16,000: Mr. McEwan - 8,421; Mr. Mahadevan - none; Mr. Ashkin - none; and Mr. Bowman - none.

(2)	Mr. Ashkin resigned from our Board of Directors on June 27, 2017.

(3)
Dr. Bo-Linn joined our Board on April 17, 2017 and was awarded a restricted stock unit for 16,000 shares on May 10, 2017. The RSU was valued at $4.825 per share on the grant date (the closing market price on NASDAQ for one of our common shares on that date) and vests in full on the one-year anniversary of the grant date.

(4)	Mr. Bowman resigned from our Board of Directors on April 13, 2017.

(5)
Mr. McEwan joined our Board on May 10, 2017 and was awarded a restricted stock unit for 8,421 shares when he joined our Board. The RSU was valued at $4.825 per share on the grant date (the closing market price on NASDAQ for one of our common shares on that date) and vest in full on the one-year anniversary of the grant date.

The non-employee board members are paid $10,000 per quarter for their service on the Board except that the Chair of the Audit Committee and the Lead Board member are paid $12,500 per quarter for their service on the Board. During 2017, the Board also granted restricted stock units to certain non-employee directors as described in the notes to the table above. The Board retains complete discretion to adopt or modify our programs for providing cash and/or equity-based compensation to our non-employee directors as it deems appropriate from time to time.
In August 2017, the Board formed a special committee (the “Special Committee”) to evaluate strategic options for the Company and appointed Messrs., Mahadevan and McEwan, and Dr. Bo-Linn to the Special Committee. Each member is paid $10,000 per month for their service on the Special Committee. Beginning in January 2018, the $10,000 per month is paid 50% in cash and 50% in common shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date by each shareholder known to us to beneficially own more than 5% of our common shares, each director, and each executive officer, and all directors and executive officers of the Company as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percent(3)

MF Ventures LLC	2,294,569	(4)	14.6%
201 Spear Street, 14th Floor San Francisco, CA 94105
Cyrus Capital Partners, L.P.	2,204,940	(5)	14.2%
65 East 55th Street, 35th Floor New York, NY 10022
Eric L. Kelly	118,986	(6)	*
Kurt L. Kalbfleisch	47,633	(7)	*
Peter Tassiopoulos	8,000	(8)	*
Jenny C. Yeh	14,819	(9)	*
Cheemin Bo-Linn	36,348		*
Duncan McEwan	28,769		*
Vivekanand Mahadevan	25,592	(10)	*
Directors and executive officers as a group (7 persons)	280,147	(11)	1.8%
____________________

*	Less than 1%

(1)
Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Unless otherwise noted, the address for each beneficial owner is: c/o Sphere 3D Corp., 125 South Market Street, Suite 1300, San Jose, CA 95113.

(2)
Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options or warrants and vesting of stock awards.

(3)
Calculated on the basis of 15,457,856 common shares outstanding as of September 17, 2018, provided that any additional common shares that a shareholder has the right to acquire within 60 days after September 17, 2018 are deemed to be outstanding for the purpose of calculating that shareholder’s percentage beneficial ownership.

(4)
Information was obtained from MF Ventures, LLC pursuant to Schedule 13D/A filed March 30, 2018. These shares include the right to acquire 300,000 shares upon exercise of warrants. MF Ventures, LLC is a limited liability company formed to make one or more investments in business ventures or activities deemed appropriate by Victor B. MacFarlane, as Manager of MF Ventures, LLC. Mr. MacFarlane as Manager of MF Ventures, LLC and Thaderine D. MacFarlane as a controlling member of MF Ventures, LLC share voting power over the common shares held by MF Ventures, LLC.

(5)
Information was obtained from Cyrus Capital Partners, L.P. pursuant to Schedule 13D/A filed August 31, 2018. Certain funds and affiliates managed by Cyrus, directly and indirectly own these shares (the “Cyrus Group”). These shares include 40,000 common shares issuable upon exercise of warrants. The Cyrus Group is comprised of Cyrus Capital Partners, L.P., a Delaware limited partnership, (“Cyrus”), Crescent 1, L.P., a Delaware limited partnership (“Crescent”), CRS Master Fund, L.P., a Cayman Islands exempted limited partnership, (“CRS”), Cyrus Opportunities Master Fund II, Ltd., a Cayman Islands exempted limited company, (“Cyrus Opportunities)”, Cyrus Select Opportunities Master Fund, Ltd., a Cayman Islands exempted limited company, (“Cyrus Select”), Cyrus Capital Partners GP, L.L.C., a Delaware limited partnership, (“Cyrus GP”), Cyrus Capital Advisors, L.L.C., a Delaware limited liability company, (“Cyrus Advisors”), and Mr. Stephen C. Freidheim. Each of Crescent, CRS, Cyrus Opportunities and Cyrus Select, or collectively the Cyrus Funds, are private investment funds engaged in the business of acquiring, holding and disposing of investments in various companies. Cyrus is the investment manager of each of the Cyrus Funds. Cyrus GP is the general partner of Cyrus. Cyrus Advisors is the general partner of Crescent and CRS. Mr. Freidheim is the managing member of Cyrus GP and Cyrus Advisors and is the Chief Investment Officer of Cyrus. Crescent, CRS, Cyrus Opportunities, Cyrus Select and Mr. Freidheim have entered into an investment management agreement with Cyrus giving Cyrus full voting and disposition power over the common shares held by the Cyrus Group.

(6)	These shares include the right to acquire shares upon exercise of 40,600 stock options.

(7)	These shares include the right to acquire shares upon exercise of 4,000 stock options.

(8)	These shares include the right to acquire shares upon exercise of 4,000 stock options.

(9)	These shares include the right to acquire shares upon the payment of 1,333 restricted stock units.

(10)	These shares include the right to acquire shares upon exercise of 111 stock options.

(11)	These shares include the right to acquire shares upon exercise of 48,711 stock options and the payment of 1,333 restricted stock units beneficially owned by our directors and executive officers.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Except as disclosed in this Proxy Statement, the directors of the Company are not aware of any material interest, direct or indirect, of any person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last completed financial year, or any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Meeting. All of the directors and officers may be awarded incentive compensation under the Company’s stock incentive plans in accordance with the terms of those plans.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Except as described below or otherwise disclosed in this Proxy Statement, neither the Company, nor any director or officer of the Company, nor any shareholder beneficially owning or exercising control over 10% or more of the voting securities, nor any associate or affiliate of any one of them, has or has had, at any time since the commencement of the Company’s last completed financial year, any material interest, direct or indirect, in any transaction or proposed transaction that has materially affected or would materially affect the Company or any of its subsidiaries.
The particulars of certain such transactions or proposed transactions can be found in the material change reports filed by the Company with applicable securities commissions or similar authorities in Canada under the Company’s issuer profile on SEDAR at www.sedar.com on March 2, 2018, March 22, 2018, April 9, 2018 and August 24, 2018.
OTHER MATTERS TO BE ACTED UPON
There are no other matters to be considered at the Meeting which are known to the directors or executive officers of the Company at this time. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the form of proxy accompanying this Proxy Statement to vote the same in accordance with their best judgment of such matters exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Meeting, and other matters which may properly come before the Meeting or any adjournment thereof.

ADDITIONAL INFORMATION
Additional information relating to the Company may be found on SEDAR at www.sedar.com. Financial information regarding the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year. Shareholders of the Company may contact the Company at 9112 Spectrum Center Boulevard, San Diego, California 92123 to request copies of the Company’s financial statements and management’s discussion and analysis.
Any material change report (except confidential material change reports) filed by the Company with applicable securities commissions or similar authorities in Canada under the Company’s issuer profile on SEDAR at www.sedar.com from the date of this Proxy Statement until the date of the Meeting is also incorporated by reference herein.
You may obtain copies, without charge, of documents incorporated by reference in this Proxy Statement, by requesting them in writing at 9112 Spectrum Center Boulevard, San Diego, California 92123.
Approval by the Board of Directors
The Board has approved the content and delivery of this Proxy Statement.
DATED as of the 27th day of September 2018.

BY ORDER OF THE BOARD

Peter Tassiopoulos
Vice Chairman of the Board

APPENDIX A
Form of Consolidation Resolution
“RESOLVED, AS A SPECIAL RESOLUTION OF SHAREHOLDERS THAT:

1)
the Company be and is hereby authorized to file an amendment to the Company's articles of incorporation (the “Articles of Amendment”), if and when the board of directors of the Company (the “Board”) shall deem appropriate to do so, but in any event no later than the close of business on October 26, 2019 to consolidate the total number of issued and outstanding common shares of the Company (the “Shares”) on the basis of a consolidation ratio to be determined in the sole and absolute discretion of the Board, but not to be less than one (1) post-consolidation Share for every 2 (two) pre-consolidation Shares issued and outstanding and not to exceed one (1) post-consolidation Share for every 10 (ten) pre-consolidation Shares issued and outstanding, in each case immediately prior to the date that a certificate of amendment is issued by the Director appointed under section 278 of the Business Corporations Act (Ontario) (the “Director”), (the “Share Consolidation”);

2)
no fractional Shares shall be issued in connection with the Share Consolidation and any fractional Share resulting from the Share Consolidation will be rounded to the nearest whole number of Shares, all as more fully described in the Proxy Statement and Management Information Circular of the Company dated September 27, 2018;

3)	the Board, in its sole discretion, be and is hereby authorized to implement the Share Consolidation;

4)
any one officer or any one director of the Company be, and each of them hereby is, authorized and empowered, acting for, in the name of and on behalf of the Company, to execute or to cause to be executed, under the seal of the Company or otherwise, and to deliver, or to cause to be delivered, the Articles of Amendment to the Director;

5)
any one officer or any one director of the Company be, and each of them hereby is, authorized and empowered, acting for, in the name of and on behalf of the Company, to execute or to cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such documents, all in such form and containing such terms and conditions, as any one of them shall consider necessary or desirable in connection with the foregoing and shall approve, such approval to be conclusively evidenced by the execution thereof by the Company, and to do or to cause to be done all such other acts and things as any one of them shall consider necessary or desirable in connection with the foregoing or in order to give effect to the intent of the foregoing paragraph of this special resolution; and

6)
notwithstanding that this special resolution has been approved by the shareholders of the Company, the Board is authorized to revoke this special resolution without further notice to, or approval of, the shareholders of the Company at any time prior to the endorsement by the Director of a certificate of amendment of articles in respect of the Amendment, and to determine not to proceed with the Amendment.”

A-1

APPENDIX B
Form of Plan Amendment Resolution
“RESOLVED, AS AN ORDINARY RESOLUTION OF SHAREHOLDERS THAT:

1)
the Company be and is hereby authorized to amend the Sphere 3D Corp. 2015 Performance Incentive Plan (the “2015 Plan”) to increase the maximum number of common shares of the Company that may be issued pursuant to the 2015 Plan by an additional 3,060,000 shares (the “Plan Amendment”); and

2)
any one officer or any one director of the Company be, and each of them hereby is, authorized and empowered, acting for, in the name of and on behalf of the Company, to execute or to cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such documents, all in such form and containing such terms and conditions, as any one of them shall consider necessary or desirable in connection with the foregoing and shall approve, such approval to be conclusively evidenced by the execution thereof by the Company, and to do or to cause to be done all such other acts and things as any one of them shall consider necessary or desirable in connection with the foregoing or in order to give effect to the intent of the foregoing paragraph of this ordinary resolution.”

B-1

APPENDIX C
2015 PERFORMANCE INCENTIVE PLAN
****************
SPHERE 3D CORP.
2015 PERFORMANCE INCENTIVE PLAN

1.	PURPOSE OF PLAN
The purpose of this Sphere 3D Corp. 2015 Performance Incentive Plan (this “Plan”) of Sphere 3D Corp., a corporation incorporated under the laws of the Province of Ontario (the “Corporation”), is to promote the success of the Corporation and to increase shareholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY
The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, the Corporation’s ability to rely on all necessary prospectus and other exemptions under Canadian securities legislation in a manner satisfactory to the Corporation, in its sole discretion, or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, subject to any applicable laws that may require a different interpretation, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1
The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority and in the manner and on the terms authorized by the Board) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted, to the extent permitted by applicable laws. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

3.2
Powers of the Administrator. Subject to the express provisions of this Plan and applicable laws, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s) and in the manner and on the terms authorized by the Board), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b)
grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, determine the extent (if any) to which any applicable exercise and vesting requirements have been satisfied, and establish the events of termination or reversion of such awards;

(c)	approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)
construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, make any and all determinations necessary under this Plan and any such agreements, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)
accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)
adjust the number of Common Shares subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (and subject to the no repricing provision below);

(h)
determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)
determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)	acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and

(k)	determine the fair market value of the Common Shares or awards under this Plan from time to time and/or the manner in which such value will be determined.
Notwithstanding the foregoing and except for an adjustment pursuant to Section 7.1 or a repricing approved by shareholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.

3.3
Binding Determinations. Any determination or other action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan (or any award made under this Plan) and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4
Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. To the fullest extent permitted by law, no director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	COMMON SHARES SUBJECT TO THE PLAN; SHARE LIMITS

4.1
Shares Available. Subject to the provisions of Section 7.1, the shares that may be delivered under this Plan shall be the Corporation’s authorized but unissued Common Shares. For purposes of this Plan, “Common Shares” shall mean the common shares of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2	Share Limits. The maximum number of Common Shares that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:

(1)	5,126,747 Common Shares(1), plus

(2)
the number of any Common Shares subject to stock options granted under the Corporation’s Second Amended and Restated Stock Option Plan (the “Prior Plan”) and outstanding on June 18, 2015 which expire, or for any reason are cancelled or terminated, after that date without being exercised.

_________________
(1) The current Share Limit of this Plan is 2,066,747 Common Shares subject to awards granted under the prior Plan that terminated after June 18, 2015 and became available for new award grants under this Plan). Shareholders are being asked to approve an amendment to the Plan that would increase the Share Limit by 3,060,000 Common Shares (so that the Share Limit in effect immediately after the Corporation’s special meeting of shareholders held in October 2018 would be 5,126,747, again excluding shares subject to terminated awards under the Prior Plan).
The following limits also apply with respect to awards granted under this Plan:

(a)	The maximum number of Common Shares that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 311,729 shares.

(b)
The maximum number of Common Shares subject to those options and stock appreciation rights that are granted during any fiscal year of the Corporation to any individual under this Plan is 300,000 shares.

(c)	Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.
Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3
Awards Settled in Cash, Reissue of Awards and Shares. Except as provided in the next sentence, shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award granted under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award granted under this Plan, shall be available for subsequent awards under this Plan. To the extent that an award granted under this Plan is settled in cash or a form other than Common Shares, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that Common Shares are delivered in respect of a dividend equivalent right granted under this Plan, the number of shares actually delivered with respect to the award shall be counted against the share limits of this Plan. To the extent that Common Shares are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of shares actually delivered with respect to the award shall be counted against the share limits of this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4
Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of Common Shares sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. The Administrator may from time to time impose a limit (of not greater than 100 shares) on the minimum number of shares that may be purchased or exercised as to awards granted under this Plan unless (as to any particular award) the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5.	AWARDS

5.1
Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are (subject, in each case, to the no repricing provisions of Section 3.2):

5.1.1    Stock Options. A stock option is the grant of a right to purchase a specified number of Common Shares during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a Common Share on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.
5.1.2    Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Shares subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which Common Shares are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Shares possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3    Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Shares, equal to the excess of the fair market value of a specified number of Common Shares on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a Common Share on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years.
5.1.4    Other Awards; Dividend Equivalent Rights. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock or similar rights to purchase or acquire shares, whether at a fixed or variable price (or no price) or fixed or variable ratio related to the Common Shares, and any of which may (but need not) be fully vested at grant or vest upon the passage of time, the occurrence of one or more events, the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Shares and/or returns thereon; or (c) cash awards. Dividend equivalent rights may be granted as a separate award or in connection with another award under this Plan; provided, however, that dividend equivalent rights may not be granted in connection with a stock option or SAR granted under this Plan. In addition, any dividends and/or dividend equivalents as to the unvested portion of a restricted stock award that is subject to performance-based vesting requirements or the unvested portion of a stock unit award that is subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate.

5.2
Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted to officers and employees (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Business Criteria set forth below (on an absolute or relative (including, without limitation, relative to the performance of other companies or upon comparisons of any of the indicators of performance relative to other companies) basis) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1    Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2    Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total shareholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. The terms of the Performance-Based Awards may specify the manner, if any, in which performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other items specified by the Administrator at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.
5.2.3    Form of Payment; Maximum Performance-Based Award. Grants or awards under this Section 5.2 may be paid in cash or Common Shares or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(b). The maximum number of Common Shares which may be subject to Performance-Based Awards (including Performance-Based Awards payable in Common Shares and Performance-Based Awards payable in cash where the amount of cash payable upon or following vesting of the award is determined with reference to the fair market value of a Common Share at such time) that are granted to any one participant in any one fiscal year of the Corporation shall not exceed 300,000 shares (counting such shares on a one-for-one basis for this purpose), either individually or in the aggregate, subject to adjustment as provided in Section 7.1; provided that this limit shall not apply to Qualifying Options and Qualifying SARs (which are covered by the limit of Section 4.2(b)). The aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash (excluding cash awards covered by the preceding sentence where the cash payment is determined with reference to the fair market value of a Common Share upon or following the vesting of the award) and granted to that participant in any one fiscal year of the Corporation shall not exceed $5,000,000. Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.
5.2.4    Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.
5.2.5    Reservation of Discretion. Subject to Section 3 hereof and applicable laws, the Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6    Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s shareholders that occurs in the fifth year following the year in which the Corporation’s shareholders first approve this Plan, subject to any subsequent extension that may be approved by shareholders.

5.3
    Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “award agreement”), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4
Deferrals and Settlements. Payment of awards may be in the form of cash, Common Shares, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.5
Consideration for Common Shares or Awards. The purchase price for any award granted under this Plan or the Common Shares to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned Common Shares;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable law. Common Shares used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation. Common

Shares delivered pursuant to Awards granted under this Plan, when the applicable consideration therefor shall have been received by the Corporation, shall be duly issued as fully paid and non-assessable.

5.6
Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price (in regular trading) for a Common Share on the NASDAQ Stock Market (the “Market”) for the date in question or, if no sales of Common Shares were reported on the Market on that date, the closing price (in regular trading) for a Common Share on the Market for the next preceding day on which sales of Common Shares were reported on the Market. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the closing price (in regular trading) for a Common Share on the Market on the last trading day preceding the date in question or the average of the high and low trading prices of a Common Share on the Market for the date in question or the most recent trading day. If the Common Shares are no longer listed or are no longer actively traded on the Market as of the applicable date, the fair market value of the Common Shares shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.7Transfer Restrictions.
5.7.1    Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.
5.7.2    Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal, provincial and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).
5.7.3    Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation (for example, in connection with the expiration or termination of the award),

(b)
the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary or if such designation cannot be validly made, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)
the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8
International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator. The awards so granted need not comply with other specific terms of this Plan, provided that shareholder approval of any deviation from the specific terms of this Plan is not required by applicable law or any applicable listing agency.

6.	EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

6.1
General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.2
Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, or except as otherwise required by applicable law, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the applicable award agreement.

6.3
Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Subsidiary that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) assumes the Eligible Person’s award(s) in connection with such transaction.

7.	ADJUSTMENTS; ACCELERATION

7.1
Adjustments. Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, amalgamation, combination, consolidation, conversion or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Shares; or any exchange of Common Shares or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Shares; then the Administrator shall equitably and proportionately adjust (1) the number and type of Common Shares (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of Common Shares (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.
Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.
It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable Canadian and U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.
Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

7.2
Corporate Transactions - Assumption and Termination of Awards. Upon the occurrence of any of the following: any recapitalization, merger, amalgamation, combination, consolidation, conversion or other reorganization in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Shares); any exchange of Common Shares or other securities of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Shares); a sale of all or substantially all the business, stock or assets of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Shares); a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Shares); then the Administrator may make provision for a cash payment in settlement of, or for the termination, assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Shares upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

Without limiting the preceding paragraph, in connection with any event referred to in the preceding paragraph or any change in control event defined in any applicable award agreement, the Administrator may, in its discretion, provide for the accelerated vesting of any award or awards as and to the extent determined by the Administrator in the circumstances.
The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.
In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration and/or termination to occur immediately prior to the applicable event and, in such circumstances, will reinstate the original terms of the award if an event giving rise to an acceleration and/or termination does not occur.
Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

7.3
Other Acceleration Rules. The Administrator may override the provisions of Section 7.2 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with an event referred to in Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

8.	OTHER PROVISIONS

8.1
Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of Common Shares, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal, provincial, state, local and foreign laws, rules and regulations (including but not limited to provincial, state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2
No Rights to Award. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3
No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4
Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Common Shares, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5
Tax Withholding. Upon any exercise, vesting, or payment of any award, or upon the disposition of Common Shares acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon any other tax withholding event with respect to any award, arrangements satisfactory to the Corporation shall be made to provide for any taxes the Corporation or any of its Subsidiaries may be required to withhold with respect to such award event or payment. Such arrangements may include (but are not limited to) any one of (or a combination of) the following:

(a)
The Corporation or one of its Subsidiaries shall have the right to require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment.

(b)
The Corporation or one of its Subsidiaries shall have the right to deduct from any amount otherwise payable in cash (whether related to the award or otherwise) to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment.

(c)
In any case where a tax is required to be withheld in connection with the delivery of Common Shares under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6	Effective Date, Termination and Suspension, Amendments.
8.6.1    Effective Date. This Plan is effective as of May 15, 2015, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to shareholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.
8.6.2    Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.
8.6.3    Shareholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

8.6.4    Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2.
8.6.5    Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7
Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of stock ownership as to any Common Shares not actually delivered to and held of record by the participant. Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

8.8	Governing Law; Construction; Severability.
8.8.1    Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of California and the federal laws of the United States of America applicable thereto without recourse to their conflict of laws rules.
8.8.2    Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.
8.8.3    Plan Construction.

(a)
Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)
Section 162(m). Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

8.9
Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10
Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Shares in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired Corporation (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11
Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

8.12
No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Corporation or any Subsidiary (or any of their respective shareholders, boards of directors or committees thereof, as the case may be) to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13
Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14
Clawback Policy. The awards granted under this Plan are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any Common Shares or other cash or property received with respect to the awards (including any value received from a disposition of the shares acquired upon payment of the awards).

SPHERE 3D CORP.
2015 PERFORMANCE INCENTIVE PLAN
Canadian Residents Addendum

Section 1	Application
This addendum applies to a Participant who is a resident of Canada under the Income Tax Act (Canada) or an applicable tax treaty to which Canada is a party (hereinafter referred to as a “Canadian Participant”).

Section 2	Stock Options
Stock Options granted to Canadian Participants shall not be settled in cash unless at the request of the Canadian Participant, which request the Corporation may in its sole and entire discretion grant or deny. Stock Options granted to Canadian Participants shall not be settled with Shares other than Shares issued from treasury.

Section 3	Restricted Stock and Incentive Stock Options
Restricted Stock, Incentive Stock Options and awards that are subject to forfeiture (other than restricted stock units and stock options that are subject to vesting requirements) shall not be granted to Canadian Participants.

Section 4	Stock Appreciation Rights
Stock Appreciation Rights granted to Canadian Participants shall be exercised and settled immediately upon vesting.

Section 5	Restricted Stock Units
Restricted Stock Units, stock bonuses, stock units, phantom stock and similar rights or awards granted to Canadian Participants shall vest and be payable no later than December 31 of the third year following the year in which the award was granted.

Section 6	Tendering of Shares
The tendering of shares by a Canadian Participant to satisfy the Canadian Participant’s federal, provincial or other taxes as required by law to be withheld with respect to such awards, or to satisfy the exercise price of an award, shall not be available to Canadian Participants.

Section 7	Designation of beneficiary
A designation of beneficiary shall not be available to a Canadian Participant who is a resident in the Province of Quebec. Upon the death of a Canadian Participant who was a resident in the Province of Quebec immediately before the Canadian Participant’s death, any and all distribution of shares and/or cash payable pursuant to the terms of the Plan and any exercise of an award shall solely be made by or to the administrator, executor or liquidator of the Canadian Participant’s estate. A designation of Beneficiary by a Canadian Participant, residing in a Province other than the Province of Quebec or in a territory in Canada, pursuant to the Plan shall be subject to the requirements of the province or territory of domicile of such Canadian Participant.

Section 8	Miscellaneous
The following shall be inserted in any award to be completed by a Canadian Participant who is a resident in the Province of Quebec: “The parties hereto have agreed that this Subscription Agreement and the Plan be drafted in English. Les parties aux présentes ont convenu que le présent document et les règles du régime soient rédigés en anglais.”

SPHERE 3D CORP.
(the "Company")

FORM OF PROXY ("PROXY")

Special Meeting
October 26, 2018 at 8:00 a.m. (Pacific Time)
Cityview Plaza, 100 West San Fernando Street, Suite 340,
San Jose, CA 95113, United States of America
(the "Meeting")

RECORD DATE: September 17, 2018
CONTROL NUMBER:
SEQUENCE #:
FILING DEADLINE FOR PROXY: October 24, 2018 at 8:00 a.m. (Pacific Time)

The undersigned hereby appoints **Peter Tassiopoulos, Vice Chairman and President** of the Company whom failing **Kurt L. Kalbfleisch, Chief Financial Officer** of the Company (the "Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS – MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

PLEASE PRINT NAME

Signature of registered owner(s) *Date (MM/DD/YYYY)*

TMX | TSX Trust

Proxy Voting – Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY.**

2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**

3. **If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**

4. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.

5. **Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof.** Such right may be exercised by inserting in the space labeled "*Please print appointee name*", the name of the person to be appointed, who need not be a security holder of the Company.

6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the security holders of the Company.

7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and *must be received by TSX Trust Company* before the ***Filing Deadline for Proxies***, noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

8. If the security holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory's power to sign the proxy.

9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

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VANCOUVER CALGARY TORONTO MONTRÉAL
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